Exhibit 99.1

Tile Shop Holdings, Inc

Condensed Consolidated Statements of Income

(unaudited)

($ in 000's, except share and per share)

	2012
Historical Results	Three months ended March 31, 2012	Three months ended June 30, 2012	Three months ended September 30, 2012	Nine months ended September 30, 2012
Net sales	$45,861	$46,314	$44,288	$136,463
Cost of sales	12,173	12,656	12,197	37,025
Gross profit	33,689	33,658	32,092	99,438
Selling, general and administrative expenses	22,064	22,642	23,899	68,606
Deferred compensation expense (1)	1,160	113	2,624	3,897
Income from operations	10,464	10,903	5,569	26,935
Interest expense	90	85	450	626
Other expense (income)	(7)	(15)	(1)	(23)
Income before income taxes	10,381	10,832	5,119	26,332
Benefit (provision) for income taxes	(248)	(175)	4,722	4,299
Net income	$10,133	$10,657	$9,842	$30,631

Weighted average basic shares outstanding	32,000,000	32,000,000	36,581,888	33,544,079
Weighted average diluted shares outstanding	32,000,000	32,000,000	36,582,944	33,544,079
Basic earnings per share	$0.32	$0.33	$0.27	$0.91
Diluted earnings per share	$0.32	$0.33	$0.27	$0.91

Pro Forma Results
Pro forma computation related to conversion to C Corporation for income tax purposes
Historical income before income taxes	$10,381	$10,832	$5,119	$26,332
Pro forma benefit (provision) for income taxes	(4,360)	(4,549)	(2,150)	(11,060)
Pro forma net income	$6,021	$6,283	$2,969	$15,272

Pro forma weighted average basic shares outstanding	42,534,884	42,534,884	42,536,387	42,535,391
Pro forma weighted average diluted shares outstanding	42,534,884	42,534,884	42,537,444	42,535,391
Pro forma basic earnings per share	$0.14	$0.15	$0.07	$0.36
Pro forma diluted earnings per share	$0.14	$0.15	$0.07	$0.36

Adjusted EBITDA
Net income	$10,133	$10,657	$9,842	$30,631
Interest expense	90	85	450	626
Income tax benefit	248	175	(4,722)	(4,299)
Amortization/Depreciation	2,242	2,551	2,750	7,544
Stock option expense	-	-	263	263
Deferred compensation expense (1)	1,160	113	2,624	3,897
Adjusted EBITDA	$13,873	$13,581	$11,207	$38,662

(1) Deferred compensation expense was related to The Tile Shop’s historical incentive deferred compensation plan, or the 2006 Plan. In connection with the buisness combination there was an agreement to make a lump-sum cash payment to each former participant in the 2006 Plan, as well as accelerate vesting of certain membership interests in The Tile Shop. Immediately following the Business Combination, the 2006 Plan was terminated. We will not recognize any additional expense related to the foregoing, and therefore these expenses have been added back for adjusted EBITDA.

Exhibit 99.1

Tile Shop Holdings, Inc

Condensed Consolidated Statements of Income

(unaudited)

($ in 000's, except share and per share)

	2011
Historical Results	Three months ended March 31, 2011	Three months ended June 30, 2011	Three months ended September 30, 2011	Three months ended December 31, 2011	Year ended December 31, 2011
Net sales	$37,875	$40,056	$37,084	$37,702	$152,717
Cost of sales	9,480	10,945	9,873	10,023	40,321
Gross profit	28,395	29,111	27,211	27,679	112,396
Selling, general and administrative expenses	18,903	19,330	19,992	20,143	78,368
Deferred compensation expense (1)	236	357	374	448	1,415
Income from operations	9,256	9,424	6,845	7,087	32,613
Interest expense	101	99	97	146	443
Other expense (income)	25	4	7	(114)	(78)
Income before income taxes	9,181	9,330	6,755	6,828	32,093
Benefit (provision) for income taxes	(212)	(214)	(153)	(154)	(733)
Net income	$8,969	$9,116	$6,602	$6,673	$31,360

Weighted average basic shares outstanding	32,330,000	32,330,000	32,330,000	32,114,747	32,275,667
Weighted average diluted shares outstanding	32,330,000	32,330,000	32,330,000	32,114,747	32,275,667
Basic earnings per share	$0.28	$0.28	$0.20	$0.21	$0.97
Diluted earnings per share	$0.28	$0.28	$0.20	$0.21	$0.97

Pro Forma Results
Pro forma computation r]elated to conversion to C Corporation for income tax purposes
Historical income before income taxes	$9,181	$9,330	$6,755	$6,828	$32,093
Pro forma benefit (provision) for income taxes	(3,856)	(3,918)	(2,837)	(2,868)	(13,479)
Pro forma net income	$5,325	$5,411	$3,918	$3,960	$18,614

Pro forma weighted average basic shares outstanding	42,534,884	42,534,884	42,534,884	42,534,884	42,534,884
Pro forma weighted average diluted shares outstanding	42,534,884	42,534,884	42,534,884	42,534,884	42,534,884
Pro forma basic earnings per share	$0.13	$0.13	$0.09	$0.09	$0.44
Pro forma diluted earnings per share	$0.13	$0.13	$0.09	$0.09	$0.44

Adjusted EBITDA
Net income	$8,969	$9,116	$6,602	$6,673	$31,360
Interest expense	101	99	97	146	443
Income tax benefit	212	214	153	154	733
Amortization/Depreciation	2,133	1,904	2,121	2,493	8,652
Stock option expense	-	-	-	-	-
Deferred compensation expense (1)	236	357	374	448	1,415
Adjusted EBITDA	$11,651	$11,690	$9,347	$9,914	$42,602

(1) Deferred compensation expense was related to The Tile Shop’s historical incentive deferred compensation plan, or the 2006 Plan. In connection with the buisness combination there was an agreement to make a lump-sum cash payment to each former participant in the 2006 Plan, as well as accelerate vesting of certain membership interests in The Tile Shop. Immediately following the Business Combination, the 2006 Plan was terminated. We will not recognize any additional expense related to the foregoing, and therefore these expenses have been added back for adjusted EBITDA.